Exhibit 10.11

EXECUTION COPY

AMENDMENT NO. 1 TO

RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT, dated as of June 4, 2010 (this “Amendment”), is between World Financial Capital Bank, a Utah industrial bank, as seller (the “RPA Seller”), and World Financial Capital Credit Company, LLC, a Delaware limited liability company, as purchaser (the “Purchaser”).

BACKGROUND

WHEREAS, the RPA Seller and the Purchaser are parties to a receivables purchase agreement, dated as of September 29, 2008 (as the same may be amended, modified or supplemented from time to time, the “Receivables Purchase Agreement”), between the RPA Seller and the Purchaser;

WHEREAS, the parties hereto desire to amend the Receivables Purchase Agreement as set forth herein; and

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms defined in the Receivables Purchase Agreement and used but not otherwise defined herein have the meanings given to them in the Receivables Purchase Agreement.

SECTION 2. Amendments.

(a) Section 2.1(d) of the Receivables Purchase Agreement is hereby amended by inserting the words “to the extent consistent with GAAP”, after the words “for accounting purposes” where they appear in such section thereof.

(b) Section 5.1(g) of the Receivables Purchase Agreement is hereby amended by inserting the parenthetical “(but for accounting purposes only to the extent such treatment would be consistent with GAAP)”, after the words “for all purposes” where they appear in such section thereof.

SECTION 3. Representations and Warranties. In order to induce the parties hereto to enter into this Amendment, each of the parties hereto represents and warrants unto the other parties hereto as set forth in this Section 3:

(a) Due Authorization, Non Contravention, etc. The execution, delivery and performance by such party of the Amendment are within its powers, have been duly authorized by all necessary action, and do not (i) contravene its organizational documents; or (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting it; and

Amendment No. 1 to
Receivables Purchase Agreement

(b) Validity, etc. This Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights and general equitable principles.

SECTION 4. Binding Effect; Ratification.

(a) This Amendment shall become effective, as of the date first set forth above, when counterparts hereof shall have been executed and delivered by the parties hereto, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

(b) The Receivables Purchase Agreement, as amended hereby, remains in full force and effect. Any reference to the Receivables Purchase Agreement from and after the date hereof shall be deemed to refer to the Receivables Purchase Agreement as amended hereby, unless otherwise expressly stated.

(c) Except as expressly amended hereby, the Receivables Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

SECTION 5. Miscellaneous.

(a) THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b) Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment or any provision hereof.

(c) This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(d) Executed counterparts of this Amendment may be delivered electronically.

[SIGNATURE PAGE FOLLOWS]

2	Amendment No. 1 to
Receivables Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

WORLD FINANCIAL CAPITAL BANK, as RPA Seller

By:	/s/ Marvin Corne
Name:	Marvin Corne
Title:	Chief Executive Officer and President

WORLD FINANCIAL CAPITAL CREDIT COMPANY, LLC, as Purchaser

By:	/s/ Ronald C. Reed
Name:	Ronald C. Reed
Title:	Vice President and Treasurer

S-1	Amendment No. 1 to
Receivables Purchase Agreement